UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
February 6, 2025
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Aptiv PLC
(Exact name of registrant as specified in its charter)
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Jersey	001-35346	98-1824200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Spitalstrasse 5
8200 Schaffhausen, Switzerland
+41 52 580 96 00
(Address of Principal Executive Offices, Including Zip Code)
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report) N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary Shares. $0.01 par value per share	APTV	New York Stock Exchange
1.600% Senior Notes due 2028	APTV	New York Stock Exchange
4.350% Senior Notes due 2029	APTV	New York Stock Exchange
4.650% Senior Notes due 2029	APTV	New York Stock Exchange
3.250% Senior Notes due 2032	APTV	New York Stock Exchange
5.150% Senior Notes due 2034	APTV	New York Stock Exchange
4.250% Senior Notes due 2036	APTV	New York Stock Exchange
4.400% Senior Notes due 2046	APTV	New York Stock Exchange
5.400% Senior Notes due 2049	APTV	New York Stock Exchange
3.100% Senior Notes due 2051	APTV	New York Stock Exchange
4.150% Senior Notes due 2052	APTV	New York Stock Exchange
5.750% Senior Notes due 2054	APTV	New York Stock Exchange
6.875% Fixed-to-Fixed Reset Rate Junior Subordinated Notes due 2054	APTV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On February 6, 2025, Aptiv PLC (the “Company”) issued a press release reporting its financial results for the fourth quarter and year ended December 31, 2024. A copy of the press release is attached as an exhibit and is incorporated herein by reference. The press release and teleconference visual presentation are available on the Company’s website at aptiv.com.
Item 7.01    Regulation FD Disclosure.
In connection with the Company's previously announced planned spin-off of its Electrical Distribution Systems business, effective the first quarter of 2025 the Company is realigning its business into three reportable operating segments: Electrical Distribution Systems, Engineered Components Group and Advanced Safety and User Experience.
To assist investors who may want to consider the effects of these segment reporting changes on Aptiv’s historical results, the Company is furnishing herewith as Exhibit 99.2 unaudited supplemental recast financial information for each quarter of and for the years ended December 31, 2024 and 2023, that reflects the segment changes described above. The changes to Aptiv’s segment reporting will be reflected in Aptiv’s financial statements commencing with the first Quarterly Report of 2025 on Form 10-Q.
The information in this Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act.
Item 9.01    Financial Statements and Exhibits.
(d)  Exhibits.

Exhibit
Number	Description

99.1	Press Release Dated February 6, 2025

99.2	Unaudited Supplemental Summary Financial Information

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 6, 2025	APTIV PLC

		By:	/s/ Varun Laroyia
Varun Laroyia
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release Dated February 6, 2025

99.2	Unaudited Supplemental Summary Financial Information

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

5